Capital Group Global Growth Equity ETF Prospectus Supplement January 2, 2024 (for prospectus dated August 1, 2023)

The following is added to the section titled “The Capital SystemTM” in the “Management and organization” section of the prospectus:

Matt Hochstetler, Partner, Capital World Investors, serves as an equity portfolio manager for the fund. Matt has 25 years of experience in total (10 years with Capital Research and Management Company or affiliate). He has less than one year of experience in managing the fund.

Jonathan Knowles no longer manages money in the fund.

Keep this supplement with your prospectus.

Lit. No. ETGEBS-006-0124P Printed in USA CGD/TM/10039-S99054

Capital Group Global Growth Equity ETF Statement of Additional Information Supplement January 2, 2024 (for statement of additional information dated August 1, 2023)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Patrice Collette	Over $1,000,000	4	$135.9	4	$16.72	1	$0.18
Matt Hochstetler	$100,001 – $500,000	3	$57.6	1	$0.41	None
Roz Hongsaranagon	$100,001 – $500,000	3	$288.7	1	$2.26	None
Piyada Phanaphat	$100,001 – $500,000	2	$51.9	1	$0.42	None

Keep this supplement with your statement of additional information.

Lit No. ETGEBS-007-0124O CGD/10149-S99055